                                                                    EXHIBIT 23.1




                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-35616) of our report dated January 26, 2001, except for Note 2 as to which the date is March 30, 2001, with respect to the financial statements of NetRadio Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

                                     /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 30, 2001